As filed with the Securities and Exchange Commission on February 7, 2000.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-7590

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[LOGO] JOHN HANCOCK FUNDS
       A Global Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603

                                          February 7, 2000


JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

As the decade ends and a new millennium dawns, John Hancock Funds (JHF) welcomes a new leader. Effective December 31, 1999, Maureen R. Ford became vice chairman and chief executive officer, succeeding Edward J. Boudreau, Jr., who retired after 32 years at John Hancock, the last 11 at the helm of JHF.

Dear Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 16, 2000 at 9:00 a.m., Eastern Time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect Your Fund's Board of Trustees

For each fund, proposal number one asks you to elect four Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

Ratify the Trustees' Selection of Accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as each fund's independent public accountants for the fund's current fiscal year.

Your Vote is Important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8:30 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                       Sincerely,

                                       /s/Maureen R. Ford
                                       ------------------
                                       Maureen R. Ford
                                       Vice Chairman and Chief Executive Officer

Enclosure
P0PXL  1/00
PPD-SL-00

--------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.,* Boston, MA 02199
o The Patriot Group, Inc.
John Hancock Advisers International, Ltd. o NM Capital Management, Inc.
o Sovereign Asset Management Corporation

*Member of National Association of Securities Dealers, Inc.

                                                                John Hancock (R)

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 16, 2000

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of
      John Hancock Patriot Premium Dividend Fund I
      John Hancock Patriot Premium Dividend Fund II
      John Hancock Patriot Select Dividend Trust
      John Hancock Patriot Global Dividend Fund
      John Hancock Patriot Preferred Dividend Fund:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 16, 2000 at 9:00 A.M., Eastern Time, and shareholders of each fund will consider the following proposals:

(1) To elect four Trustees to serve until their respective successors are duly elected and qualified.

(2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 20, 2000 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 7, 2000.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                             By order of the Boards of Trustees,

                                             /s/Susan S. Newton
                                             ------------------
                                             Susan S. Newton
                                             Vice President and Secretary

February 7, 2000
P00PX 2/00

PPD-PS-00

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 16, 2000

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 16, 2000 at 9:00 A.M., Eastern Time.

      o     John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

      o     John Hancock Patriot Premium Dividend Fund II ("Premium Dividend
            II");

      o     John Hancock Patriot Select Dividend Trust ("Select Dividend");

      o     John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

      o     John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

      If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees of each fund have fixed the close of business on January 20, 2000 as the record date to determine which shareholders are entitled to vote at the meeting. Common and preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund                             Common Shares                Preferred Shares
----                             -------------                ----------------

Premium Dividend I                14,979,601                         685
Premium Dividend II               15,002,724                       1,000
Select Dividend                    9,885,027                         700
Global Dividend                    8,344,700                         600
Preferred Dividend                 7,257,200                         525

      The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570 which holds the following Common Shares: 28.1% of Premium Dividend I, 28.9% of Premium Dividend II, 25.6% of Select Dividend and 22.1% of Preferred Dividend. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

      Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                (Common Shares and Preferred Shares of each fund)

General

      Each fund's Board of Trustees consists of eleven members. Holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect nine Trustees. Ms. Ford and Ms. Hodsdon and Messrs. Brown, Carlin, Cunningham, Ladner, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each fund. Messrs. Dion and Scipione have been designated as subject to election by holders of the Preferred Shares of each fund.

      Each Board of Trustees is divided into three staggered term classes. Two classes contain four Trustees each and the third class contains three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

      As of the date of this proxy, each nominee for election is currently serving as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      For each fund, Ms. Ford and Messrs. Dion, Ladner and Scipione are the current nominees for election; the terms of Ms. Hodsdon and Messrs. Pruchansky and Smith expire at the 2001 annual meeting; and the terms of Messrs. Brown, Carlin, Cunningham and Toolan expire at the 2002 annual meeting. The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of each fund beneficially owned by him or her, directly or indirectly, on the record date. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2001 and 2002, respectively.

Vote Required For Proposal 1

      The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

                                                                                              Common Shares Owned
                                                                                             Beneficially, Directly
Name (Age) and                           Principal Occupation                First Became      or Indirectly, on
Position with the Fund                During the Past Five Years              a Trustee      January 20, 2000(1)(2)
----------------------                --------------------------              ---------      ----------------------

                                               NOMINEES FOR ELECTION
                                               TERM TO EXPIRE IN 2003

*Maureen R. Ford            President, Broker/Dealer Distributor, John         2000 (A)                -- (A)
(Age 44)                    Hancock Life Insurance Company; Director, Vice     2000 (B)                -- (B)
Trustee,                    Chairman and Chief Executive Officer, the          2000 (C)                -- (C)
Vice Chairman and Chief     Adviser, The Berkeley Financial Group, Inc.        2000 (D)                -- (D)
Executive Officer           ("The Berkeley Group"), John Hancock Funds,        2000 (E)                -- (E)
                            Inc. ("John Hancock Funds") and Sovereign
                            Asset Management Corporation ("SAMCorp");
                            President and Director, John Hancock Insurance
                            Agency, Inc. ("Insurance Agency, Inc.");
                            Senior Vice President, MassMutual Insurance
                            Co. (until 1999); Senior Vice President,
                            Connecticut Mutual Insurance Co. (until 1996);
                            Vice President, Integrated Resources (until
                            1989); and Vice Chairman, Chief Executive
                            Officer and Trustee of 64 funds managed by the
                            Adviser.

Ronald R. Dion(3)           President and Chief Executive Officer, R.M.        1998 (A)               100 (A)
(Age 53)                    Bradley & Co., Inc.; Director, The New England     1998 (B)                -- (B)
Trustee                     Council and Massachusetts Roundtable; Trustee,     1998 (C)                65 (C)
                            North Shore Medical Center and a corporator of     1998 (D)               100 (D)
                            the Eastern Bank; Trustee, Emmanuel College        1998 (E)                65 (E)
                            and Trustee of 34 funds managed by the
                            Advisers.

                                                                                              Common Shares Owned
                                                                                             Beneficially, Directly
Name (Age) and                           Principal Occupation                First Became      or Indirectly, on
Position with the Fund                During the Past Five Years              a Trustee      January 20, 2000(1)(2)
----------------------                --------------------------              ---------      ----------------------

                                               NOMINEES FOR ELECTION
                                               TERM TO EXPIRE IN 2003

Charles L. Ladner           Senior Vice President and Chief Financial          1992 (A)               294 (A)
(Age 61)                    Officer, UGI Corp. (Public Utility Holding         1992 (B)               200 (B)
Trustee                     Company) (retired 1998); Vice President and        1992 (C)               200 (C)
                            Director, AmeriGas Inc. (retired 1998); Vice       1992 (D)               235 (D)
                            President, AmeriGas Partners LP (until 1997);      1993 (E)               200 (E)
                            Director, EnergyNorth, Inc. (until 1995); and
                            Trustee of 34 funds managed by the Adviser.

*Richard S. Scipione(3)     General Counsel, John Hancock Life Insurance       1992 (A)                -- (A)
(Age 62)                    Company; Director, the Adviser, John Hancock       1992 (B)                -- (B)
Trustee                     Funds, The Berkeley Group, SAMCorp, NM Capital     1992 (C)                -- (C)
                            Management Inc. ("NM Capital"), Signator           1992 (D)                -- (D)
                            Investors, Inc., John Hancock Subsidiaries,        1993 (E)                -- (E)
                            Inc., and JH Networking Insurance Agency,
                            Inc.; Director, Insurance Agency, Inc. (until
                            June 1999); Director, John Hancock Signature
                            Services, Inc. ("Signature Services") (until
                            January 1997) and Trustee of 64 funds managed
                            by the Adviser.

                                               TERM TO EXPIRE IN 2001

*Anne C. Hodsdon            President, Chief Operating Officer and             1996 (A)                -- (A)
(Age 46)                    Director, the Adviser, The Berkeley Group;         1996 (B)                -- (B)
Trustee and President       Director, John Hancock Funds, John Hancock         1996 (C)                -- (C)
                            Advisers International (UK) Ltd., and John         1996 (D)                -- (D)
                            Hancock Advisers International (Ireland) Ltd.;     1996 (E)                -- (E)
                            Director and President, NM Capital and
                            SAMCorp; Director, Insurance Agency, Inc.
                            (until June 1999); Director, Signature
                            Services (until January 1997); and Trustee and
                            President of 65 funds managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                             Beneficially, Directly
Name (Age) and                           Principal Occupation                First Became      or Indirectly, on
Position with the Fund                During the Past Five Years              a Trustee      January 20, 2000(1)(2)
----------------------                --------------------------              ---------      ----------------------

                                               TERM TO EXPIRE IN 2001

Steven R. Pruchansky        Director and President, Mast Holdings, Inc.        1992 (A)               116 (A)
(Age 55)                    (since 1991); Director, First Signature Bank &     1992 (B)               200 (B)
Trustee                     Trust Company (until August 1991); Director,       1992 (C)               100 (C)
                            Mast Realty Trust (until 1994); President,         1992 (D)               425 (D)(4)
                            Maxwell Building Corp. (until 1991) and            1993 (E)               390 (E)(5)
                            Trustee of 34 funds managed by the Adviser.

Norman H. Smith             Lieutenant General, United States Marine           1992 (A)               285 (A)
(Age 66)                    Corps; Deputy Chief of Staff for Manpower and      1992 (B)               475 (B)
Trustee                     Reserve Affairs, Headquarters Marine Corps;        1992 (C)               319 (C)
                            Commanding General III Marine Expeditionary        1992 (D)               717 (D)
                            Force/3rd Marine Division (retired 1991) and       1993 (E)               253 (E)
                            Trustee of 34 funds managed by the Adviser.

                                               TERM TO EXPIRE IN 2002

*Stephen L. Brown           Chairman and Chief Executive Officer, John         1999 (A)               100 (A)
(Age 62)                    Hancock Life Insurance Company; Director and       1999 (B)               100 (B)
Trustee and Chairman        Chairman, the Adviser, John Hancock Funds and      1999 (C)               100 (C)
                            The Berkeley Group; Director, John Hancock         1999 (D)               100 (D)
                            Subsidiaries, Inc.; Director, Insurance            1999 (E)               100 (E)
                            Agency, Inc. (until June 1999); Director,
                            Federal Reserve Bank of Boston (until March
                            1999); Trustee, John Hancock Asset Management
                            (until March 1997); Director, Signature
                            Services (until January 1997); and Trustee and
                            Chairman of 64 funds managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                             Beneficially, Directly
Name (Age) and                           Principal Occupation                First Became      or Indirectly, on
Position with the Fund                During the Past Five Years              a Trustee      January 20, 2000(1)(2)
----------------------                --------------------------              ---------      ----------------------

                                               TERM TO EXPIRE IN 2002

James F. Carlin             Chairman and CEO, Carlin Consolidated, Inc.        1988 (A)             3,146 (A)(6)
(Age 59)                    (management/investments); Director, Arbella        1989 (B)             1,200 (B)(7)
Trustee                     Mutual Trustee (insurance), Health Plan            1990 (C)             1,000 (C)
                            Services, Inc., Massachusetts Health and           1992 (D)               100 (D)
                            Education Tax Exempt Trust, Flagship               1993 (E)                -- (E)
                            Healthcare, Inc., Carlin Insurance Agency,
                            Inc., West Insurance Agency, Inc. (until May
                            1995) and Uno Restaurant Corp.; Chairman,
                            Massachusetts Board of Higher Education (until
                            July 1999); and Trustee of 34 funds managed by
                            the Adviser.

William H. Cunningham       Chancellor, University of Texas System and         1994 (A)                -- (A)
(Age 56)                    former President of the University of Texas,       1994 (B)                -- (B)
Trustee                     Austin, Texas; Trustee, Lee Hage and Joseph D.     1994 (C)                -- (C)
                            Jamail Regents Chair of Free Enterprise;           1994 (D)                -- (D)
                            Director, LaQuinta Motor Inns, Inc. (hotel         1994 (E)                -- (E)
                            management company), Jefferson-Pilot
                            Corporation (diversified life insurance
                            company) and LBJ Foundation Board (education
                            foundation); Advisory Director, Texas Commerce
                            Bank - Austin; and Trustee of 34 funds managed
                            by the Adviser.

John P. Toolan              Director, The Smith Barney Muni Bond Funds,        1992 (A)               100 (A)
(Age 69)                    The Smith Barney Tax-Free Money Funds, Inc.,       1992 (B)               100 (B)
Trustee                     Vantage Money Market Trustee Funds (mutual         1992 (C)                -- (C)
                            funds), The Inefficient-Market Fund, Inc.          1992 (D)               100 (D)
                            (closed-end investment company) and Smith          1993 (E)                -- (E)
                            Barney Trust Company of Florida; Chairman,
                            Smith Barney Trust Company (retired December
                            1991); Director, Smith Barney, Inc., Mutual
                            Management Company and Smith Barney Advisers,
                            Inc. (investment advisers) (retired 1991);
                            Senior Executive Vice President, Director and
                            member of the Executive Committee, Smith
                            Barney, Harris Upham & Co., Incorporated
                            (investment bankers) (until 1991); and Trustee
                            of 34 funds managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                             Beneficially, Directly
                                                                                               or Indirectly, on
                                                                                             January 20, 2000(1)(2)
                                                                                             ----------------------
All Trustees and executive officers of the funds as a group                                         4,141 (A)
                                                                                                    2,275 (B)
                                                                                                    1,784 (C)
                                                                                                    1,777 (D)
                                                                                                    1,008 (E)

(A)   Premium Dividend I
(B)   Premium Dividend II
(C)   Select Dividend
(D)   Global Dividend
(E)   Preferred Dividend
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any fund. None of the Trustees or executive officers of the funds beneficially owned any of the Preferred Shares of any fund as of January 20, 2000.
(3)   Trustee representing the holders of the Preferred Shares.
(4) Includes 125 common shares of Global Dividend held by Mr. Pruchansky's spouse.
(5) Includes 115 common shares of Preferred Dividend held by Mr. Pruchansky's spouse.
(6) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,946 common shares held by Carlin Consolidated, Inc.
(7) Includes 1,100 common shares of Premium Dividend IIheld by Mr. Carlin's spouse.

      Each Board of Trustees held four meetings during their fund's 1999 fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund and
(2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

      Each Board of Trustees has an Audit Committee. The Audit Committee members are Messrs. Pruchansky, Carlin and Dion. All members of each fund's Audit Committee are Independent Trustees who are not "interested persons." Each Audit Committee held four meetings during its respective fund's 1999 fiscal year. Each Audit Committee recommends to the full board auditors for each of the funds, oversees the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

      Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Pruchansky, Smith and Toolan. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during its respective fund's 1999 fiscal year. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Ladner. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contract/Operations Committee held four meetings during the fund's 1999 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Smith and Toolan. All members of each fund's Investment Performance Committee are Independent Trustees. The Investment Performance Committee held four meetings during the fund's 1999 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the adviser as necessary if the respective fund is considered to require special attention and to review peer groups, and other comparative standards as necessary.

Compliance With Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman (Mr. Brown), the Vice Chairman and Chief Executive Officer (Ms. Ford) and the President (Ms. Hodsdon), the table below lists each fund's executive officers. Mr. Hood became an officer of the funds on January 1, 1999. The officers of Global Dividend and Preferred Dividend first became officers of such funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such funds on May 6, 1992, the date of the consummation of the Stock Purchase Transaction between the Adviser and Patriot Group, Inc., these funds' previous investment adviser.

Name (Age) and Position                     Principal Occupation
With the Funds                              During the Past Five Years
--------------                              --------------------------

Osbert Hood                        Executive Vice President and Chief Financial
(age 47)                           Officer, each of the John Hancock funds;
Executive Vice President and       Executive Vice President, Chief Financial
Chief Financial Officer            Officer and Treasurer, the Adviser, The
                                   Berkeley Group, John Hancock Funds, NM
                                   Capital and SAMCorp; Director, Indocam Japan
                                   Limited; Senior Vice President, Chief
                                   Financial Officer and Treasurer, Signature
                                   Services; Vice President and Chief Financial
                                   Officer, John Hancock Life Insurance Company
                                   - Retail Sector (until 1997).

Susan S. Newton                    Vice President and Secretary, each of the
(Age 49)                           John Hancock funds; Vice President and Chief
Vice President and Secretary       Legal Officer, the Adviser; Vice President,
                                   John Hancock Funds, Signature Services, The
                                   Berkeley Group, NM Capital and SAMCorp.;
                                   Secretary, John Hancock Funds, PLC (Ireland).

Name (Age) and Position                     Principal Occupation
With the Funds                              During the Past Five Years
--------------                              --------------------------

James J. Stokowski                 Vice President, Treasurer and Chief
(Age 53)                           Accounting Officer, each of the John Hancock
Vice President, Treasurer          funds and Vice President, the Adviser.
and Chief Accounting Officer

Thomas H. Connors                  Vice President and Compliance Officer, each
(Age 40)                           of the John Hancock funds; Vice President and
Vice President and                 Compliance Officer, the Adviser.
Compliance Officer

Remuneration of Trustees and Officers

      The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The four non-Independent Trustees, Ms. Ford and Ms. Hodsdon and Messrs. Brown and Scipione, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                                         Aggregate Compensation                               Total Compensation
                                                         ----------------------                                 from all Funds
Independent                    Premium          Premium          Select          Global        Preferred     in John Hancock Fund
Trustees                      Dividend I      Dividend II       Dividend        Dividend        Dividend    Complex to Trustees (1)
--------                      ----------      -----------       --------        --------        --------    -----------------------
James F. Carlin                  $1,478          $1,936          $1,542          $1,191            $914             $72,600
William H. Cunningham*            1,413           1,852           1,476           1,156             914              72,250
Ronald R. Dion*                   1,413           1,852           1,390           1,088             857              72,350
Harold R. Hiser, Jr.*+            1,338           1,754           1,398           1,095             863              68,450
Charles L. Ladner                 1,472           1,929           1,541           1,207             948              75,450
Leo E. Linbeck, Jr.++             1,339           1,756           1,400           1,097             914              68,100
Steven R. Pruchansky*             1,470           1,927           1,539           1,206             947              75,350
Norman H. Smith*                  1,592           2,085           1,667           1,288             999              78,500
John P. Toolan*                   1,535           2,011           1,606           1,240             947              75,600
                                -------         -------         -------         -------          ------            --------
Totals                          $13,050         $17,102         $13,559         $10,568          $8,303            $658,650

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 1999. All the Independent Trustees are Trustees of 34 funds in the John Hancock Fund Complex.
* As of December 31, 1999, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $440,889, for Mr. Dion was $38,687, for Mr. Hiser was $166,368, for Mr. Pruchansky was $125,714, for Mr. Smith was $149,232 and for Mr. Toolan was $607,294 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.
(+) Mr. Hiser resigned from his position as Trustee effective December 31, 1999.
(++) Mr. Linbeck resigned from his position as Trustee effective December 31, 1999.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                (Common Shares and Preferred Shares of each fund)

      The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for each fund's 2000 fiscal year. The funds' current fiscal year ends are: Premium Dividend I - September 30, 2000; Premium Dividend II - October 31, 2000; Select Dividend - June 30, 2000; Global Dividend
- July 31, 2000; and Preferred Dividend - May 31, 2000.

      Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

      The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

      Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 2000 fiscal year.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The affirmative vote of the holders of a plurality of the shares of a particular class of a fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a fund of Proposal 2 requires the affirmative vote of a majority of the shares. A majority of the shares is defined as the lesser of: (i) 67% or more of the voting securities of the fund present at the Meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the fund, voting together as a single class.

      For each fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. If a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

      While, as noted above, both of the proposals in this proxy statement are routine, for non-routine matters, brokers that are member organizations of the New York Stock Exchange may, pursuant to a rule in the New York Stock Exchange, vote Preferred Shares for which they have not received voting instructions in proportion to Preferred Shares for which they have received voting instructions. With respect to each Proposal, a broker may only vote Preferred Shares proportionally if (i) a minimum of 30% of the outstanding Preferred Shares of the fund have been voted, (ii) less than 10% of the outstanding Preferred shares of the fund voted against the proposal, (iii) with respect to Proposal 2 only, the shareholders of the Common Shares of the fund have approved the Proposal and
(iv) a majority of the Independent Trustees of the fund have approved the Proposal. At a meeting held on December 7, 1999, a majority of the Independent Trustees of each fund approved both of the Proposals being submitted to shareholders at the meeting. Preferred Shares voted proportionally by brokers will be counted as present and entitled to vote at the meeting for purposes of establishing a quorum.

      If at the time any session of any meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present at any meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

      The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. John Hancock Advisers International Limited, Dukes's Court, 32-36 Duke Street St. James's, London, England, serves as Global Dividend's investment subadviser. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $21,500.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but it is currently not aware of any challenge.

            o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

            o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

            o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

            o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

            o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the funds knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

      The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of all the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint Proxy Statement for the meeting is in the best interest of each fund's shareholders. In the event that any shareholder present at the meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular fund's meeting to a time immediately after the meeting so that his or her particular fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

      The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at a fund's annual meeting to be held in 2001 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 6, 2000 for inclusion in that fund's proxy statement and form of proxy relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                           JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                           JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
Dated: February 7, 2000

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

     The undersigned holder of preferred shares of beneficial interest ("Preferred Shares") of John Hancock Patriot Preferred Dividend Fund hereby constitutes and appoints Anne C. Hodsdon, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 16, 2000 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect the following nominees to serve as Trustees of the Fund.

   Ronald R. Dion and Richard S. Scipione

                                               For All      With-      For All
                                              Nominees      hold       Except

                                               [   ]        [   ]       [   ]


Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2: To ratify the selection of Deloitte & Touche LLP as independent public accountants.


    [   ]  FOR                 [   ]  AGAINST              [   ]  ABSTAIN

         Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

         Date________________________________________________________ ,2000

         __________________________________________________________________

         __________________________________________________________________

                         Signature(s) of Shareholder(s)

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

                         Annual Meeting of Shareholders
                                 March 16, 2000

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Preferred Dividend Fund hereby appoints ANNE C. HODSDON, JAMES J. STOKOWSKI and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 16, 2000 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                         PATRIOT PREFERRED DIVIDEND FUND

Mark box at right if address change has
been noted on the reverse side of this card.                              _____








Please be sure to sign and date this proxy           Date


Shareholder sign here                                Co-owner sign here




                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES






1.)  To elect the following nominees                  For All    With-  For all
     to serve as Trustees of the Fund.                Nominees   hold    Except

    (01) Maureen R. Ford                               ____    ____     ____
    (02) Charles L. Ladner



Note: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



 2.)  To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     _____   _____    _____


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.


RECORD DATE SHARES: